UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

November 8, 2022

____________________________

GROWLIFE, INC.

(Exact name of registrant as specified in charter)

Delaware

(State or other Jurisdiction of Incorporation or Organization)

000-50385 (Commission File Number)	11335 NE 122nd Way, Suite 105 Kirkland, WA 98034 (Address of Principal Executive Offices and zip code)	90-0821083 (IRS Employer Identification No.)

(866) 781-5559

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 2, 2022, Growlife, Inc. (the “Company”) entered into a Note Purchase Agreement (the “NPA”) with Quick Capital, LLC, A Wyoming Limited Liability Company (“QCL”) and issued a Convertible Promissory Note in the principal amount of $95,555.55, with an aggregate funded amount of $86,000.00 (the “QCL Note”) to QCL pursuant to the NPA, and 100,000 restricted origination shares (the “Origination Shares”). The Note matures 8 months after the issue date (“Maturity Date”), bears interest at 12% annually, and is convertible, in whole or in part, at any time and from time to time before the Maturity at the option of the holder at the Conversion Price that shall equal the lesser of: a) $0.06 or b) Seventy-Five Percent (75%) of the lowest Trading Price of the average of the lowest two lowest trading prices for the proceeding 15 trading days prior to conversion. At any time, and from time to time after an Event of Default, QCL may utilize the Default Conversion Price in its sole discretion. The “Default Conversion Price” shall be a rate per share equal $0.03. The total number of shares due under any conversion notice (“Notice Shares”) will be equal to the Conversion Amount divided by the Conversion Price.

Additionally, the Company issued to QCL a 5-year Common Stock Purchase Warrant granting QCL the right to purchase up to 1,911,111 shares of the Company common stock at an exercise price of $0.05 per share, subject to adjustments as fully set forth therein (the “QCL Warrant”). The NPA, QCL Note, and the QCL Warrant contain customary terms, conditions, relative restrictions, and other such terms governing the NPA, QCL Note, and the QCL Warrant.

The NPA (contains the QCL Warrant) and the QCL Note, and are filed as exhibits to this Current Report on Form 8-K. The descriptions above are qualified in their entirety by reference to the full text of these documents.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure included under Item 1.01 above is incorporated by reference to this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure included under Item 1.01 above is incorporated by reference to this Item 3.02. The issuances to QCL were exempt from registration under Section 4(a)(2) of the Securities Act of 1933.

Item 9.01   Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.:	Description:
10.1 *	Note Purchase Agreement dated November 2, 2022, between Growlife, Inc. and Quick Capital, LLC
10.2 *	Convertible Promissory Note dated November 2, 2022, between Growlife, Inc. and Quick Capital, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROWLIFE, INC.

Date: November 8, 2022	/s/ David Dohrmann
	By:	David Dohrmann
	Its:	Chief Executive Officer